Discontinued Operations	12 Months Ended
May. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
DISPOSITIONS
On July 28, 2014, we closed on the sale of 705 Red Lobster restaurants; however, as of May 31, 2015, 9 of the properties remain subject to landlord consents and satisfaction of other contractual requirements. Therefore, the assets of these remaining restaurants continue to be classified as held for sale and recognition of the gain on the related proceeds was deferred. The proceeds of approximately $31.5 million associated with the remaining landlord consents are classified as other current liabilities on our consolidated balance sheet as of May 31, 2015. As the landlord consents and remaining contractual requirements are satisfied, which we expect to occur within the next six months, we will derecognize the related assets and record the commensurate gain on the transaction. All direct cash flows related to operating these businesses were eliminated at the date of sale. Our continuing involvement has been limited to a transition service agreement for up to two years from the date of sale with minimal impact to our cash flows. In conjunction with the sale of Red Lobster, there were 19 locations where Red Lobster shared a land parcel with another Darden brand. The land and related buildings for these 19 Darden locations were included in the sale transaction and simultaneously leased back to Darden. The proceeds associated with the sale of these properties are classified as a financing lease obligation on our consolidated balance sheet as a component of other liabilities and the associated lease payments will amortize the obligation over the life of the properties. Additionally, in the fourth quarter of fiscal 2014, in connection with the expected sale of Red Lobster, we closed two of the six restaurants that housed both a Red Lobster and an Olive Garden in the same building (synergy restaurants). In the first quarter of fiscal 2015, we completed the conversion of the four remaining company-owned synergy restaurants to stand-alone Olive Garden restaurants.

As of May 31, 2015, we received $2.08 billion in cash proceeds, net of transaction-related costs of approximately $29.3 million. During fiscal 2015, we recognized a pre-tax gain on the sale of Red Lobster of $837.0 million, which is included in earnings from discontinued operations in our consolidated statement of earnings.

For fiscal 2015, 2014 and 2013, all gains on disposition, impairment charges and disposal costs, along with the sales, costs and expenses and income taxes attributable to these restaurants, have been aggregated in a single caption entitled “Earnings from discontinued operations, net of tax expense” in our consolidated statements of earnings for all periods presented. No amounts for shared general and administrative operating support expense or interest expense were allocated to discontinued operations. Assets associated with those restaurants not yet disposed of, that are considered held for sale, have been segregated from continuing operations and presented as assets held for sale on our accompanying consolidated balance sheets. In April 2014, the FASB issued ASU 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant and Equipment (Topic 360), Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity. This update modifies the requirements for reporting discontinued operations. Under the amendments in ASU 2014-08, the definition of a discontinued operation has been modified to only include those disposals of an entity that represent a strategic shift that has (or will have) a major effect on an entity's operations and financial results. This update also expands the disclosure requirements for disposals that meet the definition of a discontinued operation and requires entities to disclose information about disposals of individually significant components that do not meet the definition of discontinued operations. We elected to early adopt these provisions in the third quarter of fiscal 2015.

Earnings from discontinued operations, net of taxes in our accompanying consolidated statements of earnings are comprised of the following:

(in millions)	Fiscal Year
	May 31, 2015	May 25, 2014	May 26, 2013
Sales	$400.4	$2,472.1	$2,630.9

Restaurant and marketing expenses	353.0	2,134.1	2,212.4
Depreciation and amortization	0.2	124.6	116.4
Other costs and expenses (1)	(810.7)	78.1	54.8
Earnings before income taxes	857.9	135.3	247.3
Income tax expense	344.8	32.3	72.7
Earnings from discontinued operations, net of tax	$513.1	$103.0	$174.6

(1)	Amounts for fiscal year ended May 31, 2015 include the gain recognized on the sale of Red Lobster.

The following table presents the carrying amounts of the major classes of assets and liabilities associated with the restaurants reported as discontinued operations and classified as held for sale on our accompanying consolidated balance sheets.

(in millions)	May 31, 2015	May 25, 2014
Current assets	$—	$241.0
Land, buildings and equipment, net	32.9	1,084.8
Other assets	—	64.5
Total assets	$32.9	$1,390.3

Current liabilities	$—	$130.6
Other liabilities	—	84.9
Total liabilities	$—	$215.5

During the third quarter of fiscal 2015, we divested all of our interest in our lobster aquaculture activities and we have no further commitments or obligations with respect to such activities. This divestiture did not represent a strategic shift in our operations, and, accordingly, it did not meet the definition to be reported as a discontinued operation.